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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 8, 2004

                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

        CONNECTICUT                      2-89516                 06-0974148
(State or other jurisdiction     (Commission File Number)      (IRS Employer)
   of incorporation)                                         Identification No.)

                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-112244, as amended, of Hartford Life Insurance Company, filed with the Securities and Exchange Commission on January 27, 2004 and amended on March 16, 2004, and May 4, 2004, and July 27, 2004).

Exhibits 1.1, 4.3, 4.4, 4.5 and 4.11 hereto shall supersede and replace the Standard Distribution Agreement Terms filed as Exhibit 1.1 to the Registration Statement, the Form of Retail Global Note filed included as Exhibit A-1 to the Standard Indenture Terms filed as Exhibit 4.1 to the Registration Statement, the Form of Institutional Global Note included as Exhibit A-2 to the Standard Indenture Terms filed as Exhibit 4.1 to the Registration Statement, the Form of Institutional Definitive Note filed as included as Exhibit A-3 to the Standard Indenture Terms filed as Exhibit 4.1 to the Registration Statement, and the Form of Omnibus Instrument filed as
Exhibit 4.11 to the Registration Statement, respectively.

          (c)  Exhibits

EXHIBIT
 NUMBER                               DESCRIPTION
-------                               -----------
  1.1 Standard Distribution Agreement Terms to be entered into between Hartford Life Insurance Company, a Hartford Life Global Funding Trust and the Agent(s) named therein.

  4.3 Form of Retail Global Note (included as Exhibit A-1 to the Standard Indenture Terms filed as Exhibit 4.1 to the Registration Statement).

  4.4 Form of Institutional Global Note (included as Exhibit A-2 to the Standard Indenture Terms filed as Exhibit 4.1 to the Registration Statement).

  4.5 Form of Institutional Definitive Note (included as Exhibit A-3 to the Standard Indenture Terms filed as Exhibit 4.1 to the Registration Statement)

  4.11    Form of Omnibus Instrument.

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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                     HARTFORD LIFE INSURANCE COMPANY
                                     (REGISTRANT)

DATE: SEPTEMBER 8, 2004                     BY: /s/ Ken A. McCullum
                                     -------------------------------------------

                                         Name: Ken A. McCullum
                                         Title: Vice President

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                                  EXHIBIT INDEX

EXHIBIT
 NUMBER                              DESCRIPTION
-------                              -----------
  1.1 Standard Distribution Agreement Terms to be entered into between Hartford Life Insurance Company, a Hartford Life Global Funding Trust and the Agent(s) named therein.

  4.3 Form of Retail Global Note (included as Exhibit A-1 to the Standard Indenture Terms filed as Exhibit 4.1 to the Registration Statement).

  4.4 Form of Institutional Global Note (included as Exhibit A-2 to the Standard Indenture Terms filed as Exhibit 4.1 to the Registration Statement).

  4.5 Form of Institutional Definitive Note (included as Exhibit A-3 to the Standard Indenture Terms filed as Exhibit 4.1 to the Registration Statement)

 4.11     Form of Omnibus Instrument.